UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 12, 2007
Date of Report (Date of earliest event reported)

MOLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7491 (Commission File Number)	36-2369491 (IRS Employer Identification No.)
2222 Wellington Court, Lisle, Illinois 60532
(Address and zip code of principal executive offices)
(630) 969-4550
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective November 13, 2007, the Board of Directors of the Company amended and restated Molex’s Bylaws to allow the Company to issue its securities in uncertificated form. In addition, on November 13, 2007, the Board adopted a resolution permitting the issuance of uncertificated securities. The amendments were made to Sections 1 and 4 of Article V of the Bylaws. Molex’s Bylaws were amended and restated in order to ensure that the Company’s listed securities are eligible for participation in the Direct Registration System.
The foregoing summary description of the amendments to Molex’s Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, a copy of which is attached as Exhibit 3.1(ii) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit 3.1(ii)	Amended and Restated Bylaws
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED
Date: November 19, 2007	By:	/s/ ANA G. RODRIGUEZ
Ana G. Rodriguez
Vice President, Co-General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1(ii)	Amended and Restated Bylaws